Exhibit 99.1


Slide 1: Introduction slide. Gold Banc, More Than Money(R), June 4, 2003, Howe Barnes Investments, Inc., 8th Annual Community Bank Conference.

Slide 2: Agenda. Introductions, Our company today, What is different, What is not different. Our core businesses, Commercial banking, Wealth management. Key performance metrics. Strategic priorities.

Slide 3: Introductions of Mick Aslin, President and Chief Executive Officer, and Rick Tremblay, Chief Financial Officer.

Slide 4: Gold Banc Today. "Business is good at Gold Banc, but it's not business as usual."

Slide 5:   What is Different.  New leadership.  New way of doing business.

Slide 6: Status of Investigation. Completed exhaustive investigation, cooperated fully with authorities. Changed governance structure to ensure Chairman independence; began search. Outsourced internal auditing to Deloitte-Touche. Created and adopted new code of ethics. Invested in IT upgrades. Strengthened Board with new Director, Financial Expert, Chair of Audit Committee.

Slide 7: Status of Investigation. Reached $2.2mm restitution agreement while retaining rights to pursue further restitution. Retained confidence of customers, employees, and the financial community. Expect resolution of "well managed" status soon.

Slide 8: What is Not Different. Commitment to growth. Belief in the community banking business model. Strategic focus on commercial banking and wealth management.

Slide 9:   Key Gold Banc Milestones.

           1978 -- commenced with $2.9mm Kansas bank
           1986 -- organized as a Kansas multi-bank holding company
           1994 -- entered Missouri with acquisition of Provident Savings 1996 -- went public with initial offering
           1998 -- entered Oklahoma with acquisition of Citizens Bank
           2000 -- entered Florida with acquisition of American Bank; became financial holding company
           2002 -- initiated second offering, reported record assets, EPS.

Slide 10:  About Our Growth. Reached assets of $3.8 billion in 2002, More than $4 billion today, Critical mass allows us to deliver range of sophisticated services. Reached EPS of $0.78 in 2002, A reflection that we are not growing for growth's sake ... we are achieving "profitable growth."

Slide 11:  About Our Model.  Makes us unique.  Characterized by: Local decision making, Local Bank Presidents are "tip of the spear." Community support, involvement. Big bank products with community bank friendliness.

Slide 12:  About Our Model.  Timing never better.  Consolidation of banking giants. Needs, desires of customers.

Slide 13:  About Our Strategy.  Focus on commercial banking and wealth management. Take market share by appealing to "big bank" refugees. Invest in thriving metro communities. Pursue select acquisitions. Shed no-growth, low-growth banks.

Slide 14:  Commercial Banking.  Providing small and mid-sized businesses with a range of services, including: Commercial lending. Treasury management services. International banking.

Slide 15:  Commercial Banking.  Providing small and mid-sized businesses with a range of services, including: Commercial lending. Treasury management services. International banking.

Slide 16:  Growing Total Assets.

                1998: $2,213
                1999: $2,551
                2000: $2,717
                2001: $3,015
                2002: $3,812
                March 2003: $3,991
                (Dollars in Millions)

Slide 17:  Cultivating Business Relationships.

        ----------------------------------------------------------
                           1998  1999   2000   2001   2002  Mar-03
        ----------------------------------------------------------
        Real Estate        $662  $964  $1,091 $1,224 $1,684 $1725
        ----------------------------------------------------------
        Commercial         $549  $504   $535   $629   $817   $861
        ----------------------------------------------------------
        Agricultural       $143  $210   $202   $196   $160   $138
        ----------------------------------------------------------
        Consumer & Other   $169  $139   $116   $112   $70    $80
        ----------------------------------------------------------

Slide 18:  Real Estate Loans At March 31, 2003.

           1-4 Family    $250.2
           HFS            $24.6
           Agricultural   $92.0
           Construction  $424.0
           Commercial    $933.8
           Represents 62% of Total Loans, Dollars in Thousands

Slide 19:  Building Our Deposit Base (Dollars in Millions).

          -------------------------------------------------------
                                        2000   2001  2002  Mar-03
          -------------------------------------------------------
          Time Accounts > $100,000      $349   $384  $538   $600
          -------------------------------------------------------
          Time Accounts < $100,000      $860   $788  $973  $1,002
          -------------------------------------------------------
          Savings & Now Accounts        $654   $729  $905   $899
          -------------------------------------------------------
          Non-Interest Bearing          $270   $263  $301   $304
          -------------------------------------------------------

Slide 20:  Gold Bank Kansas, Asset Growth (Dollars in Millions).

           1999           $1,104
           2000           $1,346
           2001           $1,535
           2002           $2,083
           March 2003     $2,177

Slide 21:  Top 25 Area Commercial Lending Banks (ranked by total commercial loans through December 31, 2001).

--------------------------------------------------------------------------------
                                       Loans        Loans
2003       Last                       Dec. 31,     Dec. 31,   Legal Lending
Rank        Yr.  Lender Name            2002         2001         Limit
--------------------------------------------------------------------------------
1          2    Commerce Bank        $3,597,792   $1,343,069    $137,000
--------------------------------------------------------------------------------
2          1    UMB Bank             $1,599,203   $1,772,327    $131,409
--------------------------------------------------------------------------------
3          3    Gold Bank            $1,554,948   $1,152,655     $35,000
--------------------------------------------------------------------------------
4          4    Bank Midwest         $1,109,345   $1,128,682     $39,076
--------------------------------------------------------------------------------
5          5    Hillcrest Bank        $648,651     $556,246      $22,000
--------------------------------------------------------------------------------
6          7    Valley View State     $403,254     $313,479      $25,314
                Bank
--------------------------------------------------------------------------------
7          6    Union Bank            $392,151     $327,133      $14,038
--------------------------------------------------------------------------------
8          8    The Mission Bank      $302,000     $274,000      $18,000
--------------------------------------------------------------------------------

Slide 22:  Market Share in Key Areas - State of Kansas.

--------------------------------------------------------------------------
                                                 Deposits     Market Share
         Holding Company                  Br.     June-01        June-01
--------------------------------------------------------------------------
1        Bank of America Corp.            61      2,547,745       6.27%
--------------------------------------------------------------------------
2        Commerce Bancshares, Inc.        66      1,762,552       4.34%
--------------------------------------------------------------------------
3        Intrust Financial Corp           44      1,737,677       4.27%
--------------------------------------------------------------------------
4        Valley View Bancshares, Inc.     22      1,337,031       3.29%
--------------------------------------------------------------------------
5        U.S. Bancorp                     30      1,105,252       2.72%
--------------------------------------------------------------------------
6        First National of Nebraska        7        995,979       2.35%
--------------------------------------------------------------------------
7        UMB Financial Corp.              33        855,907       2.11%
--------------------------------------------------------------------------
8        Gold Banc Corporation            17        829,525       2.04%
--------------------------------------------------------------------------
9        Emprise Financial Corp.          23        661,497       1.63%
--------------------------------------------------------------------------
10       Sunflower Banks, Inc.            22        577,011       1.42%
--------------------------------------------------------------------------


Slide 23:  Gold Bank Kansas. Growth potential, Kansas City metro, Population
           1.78mm, up 13%. Johnson County, Kansas (Overland Park, Leawood, Olathe), Population 476k, up 33%, Median household income $63k ... way above national average.
                  U.S. Census estimates 1990-2002

Slide 24:  Gold Bank Oklahoma, Asset Growth (Dollars in Millions).

                  1999   $798
                  2000   $871
                  2001   $905
                  2002   $1,015
            March 2003   $1,085

Slide 25:  Market Share in Key Areas - State of Oklahoma.

--------------------------------------------------------------------------
                                                  Deposits   Market Share
         Holding Company                  Br.     June-01       June-01
--------------------------------------------------------------------------
1        BOK Financial Corp.              63      4,703,448     11.94%
--------------------------------------------------------------------------
2        BankFirst Corp.                  58      2,384,744      6.05%
--------------------------------------------------------------------------
3        Bank One Corp.                   34      1,997,907      5.07%
--------------------------------------------------------------------------
4        Bank of America Corp.            41      1,996,972      5.07%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
5        Local Financial Corp.            52      1,794,578      4.55%
--------------------------------------------------------------------------
6        Arvest Bank Group Inc.           57      1,613,073      4.09%
--------------------------------------------------------------------------
7        Southwest Bancorp Inc.            5        912,813      2.32%
--------------------------------------------------------------------------
8        F & M Bancorporation              6        753,167      1.91%
--------------------------------------------------------------------------
9        Durant Bancorp, Inc.             16        721,074      1.83%
--------------------------------------------------------------------------
10       Gold Banc Corporation            17        673,950      1.71%
--------------------------------------------------------------------------

Slide 26:  Gold Bank Oklahoma.  Growth potential, Oklahoma County (Oklahoma
           City), Population 672k, up 12%. Tulsa County (Tulsa), Population 571k, up 13%.
                   U.S. Census estimates 1990-2002

Slide 27:  Gold Bank Florida, Asset Growth (Dollars in Millions).

                 2003    $458
                 2004    $492
                 2005    $554
                 2006    $663
           March 2003  $1,085

Slide 28:  Market Share in Key Areas - Manatee County, Florida

--------------------------------------------------------------------------
                                                Deposits    Market Share
         Holding Company                  Br.    June-01      June-01
--------------------------------------------------------------------------
1        Bank of America Corp.            17       892,327     28.97%
--------------------------------------------------------------------------
2        Gold Banc Corporation             5       272,846      8.86%
--------------------------------------------------------------------------
3        Southwest Trust Corp.             7       239,087      7.76%
--------------------------------------------------------------------------
4        Sun Trust Banks Inc.             11       203,780      6.62%
--------------------------------------------------------------------------
5        Wachovia Corp.                    9       199,327      6.47%
--------------------------------------------------------------------------
6        Republic Bancshares Inc.          7       184,457      5.99%
--------------------------------------------------------------------------
7        First National                    5       164,896      5.35%
         Bancshares Inc.
--------------------------------------------------------------------------
8        Regions Financial Corp.           4       145,911      4.74%
--------------------------------------------------------------------------
9        Community of Manatee              2        71,124      2.31%
--------------------------------------------------------------------------
10       Coast Bank of Florida             1        69,078      2.24%
--------------------------------------------------------------------------

Slide 29:  Gold Bank Florida.  Growth potential, Manatee County, Population
           281k, up 31%. Hillsborough County, Population 1.05mm, up 26%. Sarasota County, Population 334k, up 21%.
                   U.S. Census estimates 1990-2002

Slide 30:  Wealth Management

Slide 31:  Wealth Management. Helping individual and institutional investors build, preserve, and transfer wealth through: Individually managed equity and fixed income portfolios, Trust and other fiduciary services, Institutional fixed income brokerage, Public finance underwriting and advisory services, Proprietary equity and money-market funds, Estate planning.

Slide 32:  Growing Trust Assets, Assets Under Management (Dollars in Millions)

                 1998    $254
                 1999    $320
                 2000    $403
                 2001    $462
                 2002    $877
           March 2003    $953

Slide 33:  Wealth Management. Solid '02 performance, Reached $1 billion under management (a year early), Exceeded profit targets, Attracted investments of $3 million in Gold Bank Equity Fund and $50 million in Gold Bank Money Market Fund.

Slide 34:  Other Revenue Drivers.  Personal Banking, Retail Banking, Public
           Finance, Internet Banking, CompuNet Engineering.

Slide 35:  Key Performance Metrics.

Slide 36:  Increasing Net Income (Dollars in Millions).

                 1998    $20.7
                 1999    $14.8
                 2000   ($5.1)
                 2001    $23.3
                 2002    $26.2
           March 2003    $6.7

Slide 37:  Growing Earnings Per Share

           1998     $.56
           1999     $.39
           2000    ($.14)
           2001     $.67
           2002     $.78
           1Q 2003  $.18 (Consensus Estimate $.87 for 2003)

Slide 38:  Return on Average Equity.

          ------------------------------------------------------
                   1998    1999    2000   2001    2002  Mar-03
          ------------------------------------------------------
          Gold     13.35   8.71   -2.76   13.75  14.25   11.74
          ------------------------------------------------------
          Peer     13.40   13.66  13.30   13.39  14.46   14.46
          ------------------------------------------------------

Slide 39:  Safeguarding Asset Quality, Non-performing Assets.*

          ---------------------------------------------------------
                   Dec-00  June-01  Dec-01  Jun-02  Dec-02   Mar-03
          ---------------------------------------------------------
          GB-KS    $3,308  $3,459  $10,618  $8,354  $5,343  $16,352
          ---------------------------------------------------------
          GB-FL      $950  $1,393  $1,174     $743  $1,154     $894
          ---------------------------------------------------------
          GB-OK   $20,170 $12,194 $15,584  $10,806 $11,724  $13,926
          ---------------------------------------------------------
                *Non-performing assets include 30-89 days past due, loans 90 days past due, and still accruing and non-accrual loans and OREO.

Slide 40:  Gold Banc Asset Quality - Charge-offs as a % of Loans.

          ------------------------------------------------------
                   1998    1999   2000    2001    2002  Mar-03
          ------------------------------------------------------
          Gold     0.28%  0.48%   0.24%   0.78%  0.44%   0.62%
          ------------------------------------------------------
          Peer     0.26%  0.22%   0.21%   0.43%  0.45%   0.45%
          ------------------------------------------------------

Slide 41:  Interest Margin - FTE.

          -----------------------------------------------
            1998    1999   2000    2001    2002  Mar-03
          -----------------------------------------------
           4.36%   4.18%   3.96%   3.57%  3.47%   3.38%
          -----------------------------------------------

Slide 42:  Efficiency Ratio.

          ------------------------
            2001    2002  Mar-03
          ------------------------
           64.84%  61.19%  66.6%
          ------------------------

Slide 43:  Our Strategic Priorities.

Slide 44:  Our Strategic Priorities. Keep fueling top-line revenue, Improving margins in a shrinking margin environment, Improve operating efficiency - Grow non-interest income, Decrease non-interest expenses.

Slide 45:  Our Strategic Priorities. EPS growth in excess of 10%, Return on equity above 15%, Efficiency ratio - Banks below 50%, Corporation below 55%.

Slide 46:  Gold Banc Today. Has emerged from...22 acquisitions, Leadership transition, Adversity. With...Critical mass, Strong asset quality, Solid EPS growth, Great people.

Slide 47:  Questions

Slide 48:  Forward Looking Information

The presentation may contain comments or information that constitute forward looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements or materials. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings cannot be fully realized within the expected time frame; (2) revenues are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) cost or difficulties related to the integration of organizations acquired are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in states in which the company will be doing business are less favorable than expected; and
(7) legislation or regulatory changes adversely affect the business in which the company would be engaged.